UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

  ______________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019 (December 31, 2018)

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53919	26-3215092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 31, 2018, ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (the “Company”) completed its liquidation and dissolution pursuant to a Plan of Liquidation and Dissolution (the “Plan”), which provided for the liquidation of the assets of, and the dissolution of, the Company.

In furtherance of the Plan, the Company entered into a Liquidating Trust Agreement (the “Liquidating Trust Agreement”) with ICON Capital, LLC, the Investment Manager of the Company, as managing trustee (the “Trustee”) of the ICON Equipment and Corporate Infrastructure Fund Fourteen Liquidating Trust (the “Liquidating Trust”). As of December 31, 2018, each of the holders of limited partnership interests in the Company received a pro rata beneficial interest in the Liquidating Trust in exchange for such holder’s interest in the Company.

In accordance with the Plan and the Liquidating Trust Agreement, the Company has transferred all of its remaining cash and other assets and all of its remaining liabilities to the Liquidating Trust. Accordingly, a certificate of cancellation terminating the Company’s legal existence was filed with the Secretary of State of the State of Delaware and was effective on December 31, 2018.  In addition, the Company’s public reporting obligations with the U.S. Securities and Exchange Commission (the “SEC”) (Forms 10-K, 10-Q and 8-K) ceased effective January 4, 2019.

The Liquidating Trust succeeded to the reporting obligations of the Company and will continue to prepare and file with the SEC annual reports showing the financial position of the Liquidating Trust at the end of each calendar year and the income and expenses of the Liquidating Trust for each calendar year and will include a statement of cash flows to show how the changes in the balance sheet accounts and income affect cash and cash equivalents.  The financial statements contained in the annual report will be prepared in accordance with generally accepted accounting principles; however, the financial statements will not be audited by a registered public accounting firm.  The Liquidating Trust will also file current reports under cover of Form 8-K to disclose any material events required by such form.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

10.1	Plan of Liquidation and Dissolution.
10.2	Liquidating Trust Agreement.
99.1	Letter to Limited Partners dated January 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN, L.P.
By: ICON GP 14, LLC, its General Partner

Dated: January 4, 2019	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer